                                                                    Exhibit 10.3

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made as of August 1, 2001 by Jabber, Inc., a Delaware corporation (the "Employer"), and Gwenael Hagan, an individual resident in Denver, Colorado (the "Executive").

The parties, intending to be legally bound, agree as follows:

1. DEFINITIONS
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For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

"Agreement"--this Employment Agreement, as amended from time to time.
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"Basic Compensation"--Salary and Benefits.
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"Benefits"--as defined in Section 3.1(b).
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"Board of Directors"--the board of directors of the Employer.
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"Confidential Information"--any and all:
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(a) trade secrets concerning the business and affairs of the Employer or of Parent, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information and any other information, however documented, that is a trade secret;

(b) information concerning the business and affairs of the Employer or of Parent (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, however documented; and

(c) notes, analysis, compilations, studies, summaries, and other material prepared by or for the Employer containing or based, in whole or in part, on any information included in the foregoing.

"Disability"--as defined in Section 6.2.
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"Effective Date"--the date stated in the first paragraph of the Agreement.
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"Employee Invention"--any idea, invention, technique, modification, process, or
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improvement (whether patentable or not), any industrial design (whether registerable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the Employment Period, or a period that includes a portion of the Employment Period, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Employer, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

"Employment Period"--the term of the Executive's employment under this
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Agreement.

"Fiscal Year"--the Employer's fiscal year, as it exists on the Effective Date or
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as changed from time to time.

"For cause"--as defined in Section 6.3.
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"Incentive Compensation"--as defined in Section 3.2.
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"Noncompetition Agreement"--as defined in Section 6.3.
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"Parent"--Webb Interactive Services, Inc., a Colorado corporation.
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"Person"--any individual, corporation (including any non-profit corporation),
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general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

"Post-Employment Period"--as defined in Section 8.2.
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"Proprietary Items"--as defined in Section 7.2(a)(iv).
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"Salary"--as defined in Section 3.1(a).
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2. EMPLOYMENT TERMS AND DUTIES
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2.1 EMPLOYMENT

The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, providing services to Parent on such terms and conditions as set forth in this Agreement.

2.2 TERM

Subject to the provisions of Section 6, the term of the Executive's employment under this Agreement will be three years, beginning on the Effective Date and ending on the third anniversary of the Effective Date.

2.3 DUTIES

The Executive will have such duties as are assigned or delegated to the Executive by the Chief Executive Officer of the Employer and the Board of Directors and will serve as Chief Financial Officer and Vice President, Corporate Development of the Employer. The Executive will devote his entire business time, attention, skill, and energy exclusively to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Employer. Nothing in this Section 2.3, however, will prevent the Executive from providing services to Parent of Employer or engaging in additional activities in connection with personal investments and community affairs that are not inconsistent with the Executive's duties under this Agreement.

3. COMPENSATION
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3.1 BASIC COMPENSATION

(A) Salary. The Executive will be paid an annual salary of $180,000, subject to
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adjustment as provided below (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors not less frequently than annually, and may be adjusted upward in the sole discretion of the Board of Directors.

(B) Benefits. The Executive will, during the Employment Period, be permitted to
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participate in such pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans of the Employer that may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits").

3.2 INCENTIVE COMPENSATION

As additional compensation (the "Incentive Compensation") for the services to be rendered by the Executive pursuant to this Agreement; (i) Executive shall receive a cash bonus of up to 33% of Executive's Salary for the year, such bonus to be based upon criteria to be established by the Board of Directors and to be paid within sixty (60) days of the end of the Fiscal Year for which the bonus is being paid; and (ii) Executive shall be granted an option representing the right to purchase up to 210,000 shares of Employer's common stock, the option to have an exercise price of $1.00 per share and to be in the form of Exhibit A hereto.

4. FACILITIES AND EXPENSES
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The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement. The Employer will pay the Executive's dues in such professional societies and organizations as the Chief Executive Officer of the Employer deems appropriate, and will pay on behalf of the Executive (or reimburse the Executive for) reasonable expenses incurred by the Executive at the request of, or on behalf of, the Employer in the performance of the Executive's duties pursuant to this Agreement, and in accordance with the Employer's employment policies, including reasonable expenses incurred by the Executive in attending conventions, seminars, and other business meetings, in appropriate business entertainment activities, and for promotional expenses. The Executive must file expense reports with respect to such expenses in accordance with the Employer's policies.

5. VACATIONS AND HOLIDAYS
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The Executive will be entitled to four weeks' paid vacation each Fiscal Year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chief Executive Officer of Employer. The Executive will also be entitled to the paid holidays and other paid leave set forth in the Employer's policies. Vacation days and holidays during any Fiscal Year that are not used by the Executive during such Fiscal Year may not be used in any subsequent Fiscal Year.

6. TERMINATION
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6.1 EVENTS OF TERMINATION

The Employment Period, the Executive's Basic Compensation and Incentive Compensation, and any and all other rights of the Executive under this Agreement or otherwise as an employee of the Employer will terminate (except as otherwise provided in this Section 6):

(a) upon the death of the Executive;

(b) upon the disability of the Executive (as defined in Section 6.2) immediately upon notice from either party to the other;

(c) for cause (as defined in Section 6.3), immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify; or

(d) for good reason (as defined in Section 6.4) upon not less than thirty days' prior notice from the Executive to the Employer.

(e) for any reason other than as set forth in (a)-(d) above upon not less than two (2) weeks' nor more than four (4) weeks' prior written notice by either party.

6.2 DEFINITION OF DISABILITY

For purposes of Section 6.1, the Executive will be deemed to have a "disability" if, for physical or mental reasons, the Executive is unable to perform the essential functions of the Executive's duties under this Agreement for 120 consecutive days, or 180 days during any twelve-month period, as determined in accordance with this Section 6.2. The disability of the Executive will be determined by a medical doctor selected by written agreement of the Employer and the Executive upon the request of either party by notice to the other. If the Employer and the Executive cannot agree on the selection of a medical doctor, each of them will select a medical doctor and the two medical doctors will select a third medical doctor who will determine whether the Executive has a disability. The determination of the medical doctor selected under this Section
6.2 will be binding on both parties. The Executive must submit to a reasonable number of examinations by the medical doctor making the determination of disability under this Section 6.2, and the Executive hereby authorizes the disclosure and release to the Employer of such determination and all supporting medical records. If the Executive is not legally competent, the Executive's legal guardian or duly authorized attorney-in-fact will act in the Executive's stead, under this Section 6.2, for the purposes of submitting the Executive to the examinations, and providing the authorization of disclosure, required under this Section 6.2.

6.3 DEFINITION OF "FOR CAUSE"

For purposes of Section 6.1, the phrase "for cause" means: (a) the Executive's breach of this Agreement; (b) the Executive's failure to adhere to any written Employer policy if the Executive has been given a reasonable opportunity to comply with such policy or cure his failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of this Agreement); (c) the appropriation (or attempted appropriation) of a material business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (d) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (e) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

6.4 DEFINITION OF "FOR GOOD REASON"

For purposes of Section 6.1, the phrase "for good reason" means any of the following: (a) the Employer's material breach of this Agreement; (b) the assignment of the Executive without his consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date; (c) the relocation of the Employer's principal executive offices outside the metropolitan Denver, Colorado area; (d) the Employer appoints a Person other than the Executive to serve as its Chief Operating Officer, or a position of substantially similar responsibility, without first giving Executive the opportunity to accept such position on terms substantially the same as provided to the other Person; or (e) the requirement by the Employer that the Executive be based anywhere other than the Employer's principal executive offices without the Executive's consent.

6.5 TERMINATION PAY

Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.5, and in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Employer. For purposes of this Section 6.5, the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Employer from time to time or, if the Executive fails to give notice to the Employer of such a beneficiary, the Executive's estate.

(A) Termination by the Executive for Good Reason. If the Executive terminates
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this Agreement for good reason, the Employer will pay the Executive (i) the Executive's Salary for the remainder, if any, of the calendar month in which such termination is effective and for nine (9) consecutive calendar months thereafter, and (ii) that portion of the

Executive's Incentive Compensation, if any, for the Fiscal Year during which the termination is effective, prorated through the date of termination.

(B) Termination by the Employer for Cause. If the Employer terminates this
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Agreement for cause, the Executive will be entitled to receive his Salary only through the date such termination is effective, but will not be entitled to any Incentive Compensation for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year.

(C) Termination upon Disability. If this Agreement is terminated by either party
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as a result of the Executive's disability, as determined under Section 6.2, the Employer will pay the Executive his Salary through the remainder of the calendar month during which such termination is effective and for the lesser of (i) six
(6) consecutive months thereafter, or (ii) the period until disability insurance benefits commence under the disability insurance coverage furnished by the Employer to the Executive.

(D) Termination upon Death. If this Agreement is terminated because of the
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Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, and that part of the Executive's Incentive Compensation, if any, for the Fiscal Year during which his death occurs, prorated through the end of the calendar month during which his death occurs.

(E) Termination Pursuant to Section 6.1(e). In the event that this Agreement is
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terminated by Executive pursuant to Section 6.1(e), the Executive will be entitled to receive his Salary only through the date such termination is effective, but will not be entitled to any Incentive Compensation for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year, provided that the options granted to Executive, as provided in Section 3.2, shall be exercisable within their terms following the date such termination is effective.

In the event that this Agreement is terminated by Employer pursuant to Section 6.1(e), Employer will pay Executive (i) the Executive's salary for the remainder, if any, of the calendar month in which such termination is effective and for nine (9) calendar months thereafter, and (ii) that portion of the Executive's Incentive Compensation, if any, for the Fiscal Year during which the termination is effective, pro-rated through the date of termination.

(F) Benefits. The Executive's accrual of, or participation in plans providing
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for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans.

7. NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS
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7.1 ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that (a) during the Employment Period and as a part of his employment, the Executive will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Employee Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; and (d) the provisions of this Section 7 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Employee Inventions.

7.2 AGREEMENTS OF THE EXECUTIVE

In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

(A) Confidentiality.
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(i) During and following the Employment Period, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

(ii) Any trade secrets of the Employer will be entitled to all of the protections and benefits under applicable state trade secret law and any other applicable state or federal law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submit proof of the economic value of any trade secret or post a bond or other security.

(iii) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a disclosure by the Executive.

(iv) The Executive will not remove from the Employer's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

(B) Employee Inventions. Each Employee Invention will belong exclusively to the
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Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, and other Employee Inventions are works made for hire and the property of the Employer, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent and other intellectual property rights, to or in such Employee Inventions. The Executive covenants that he will promptly:

(i) disclose to the Employer in writing any Employee Invention;

(ii) assign to the Employer or to a party designated by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Employee Invention for the United States and all foreign jurisdictions;

(iii) execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

(iv) sign all other papers necessary to carry out the above obligations; and

(v) give testimony and render any other assistance but without expense to the Executive in support of the Employer's rights to any Employee Invention.

7.3 DISPUTES OR CONTROVERSIES

The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

8. NON-COMPETITION AND NON-INTERFERENCE
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8.1 ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is national in scope and its products are marketed throughout the United States; (c) the Employer competes with other businesses that are or could be located in any part of the United States; and (d) the provisions of this Section 8 are reasonable and necessary to protect the Employer's business.

8.2 COVENANTS OF THE EXECUTIVE

In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

(a) during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of the Employer; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

(b) whether for the Executive's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, solicit business of the same or similar type being carried on by the Employer, from any person known by the Executive to be a customer of the Employer, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

(c) whether for the Executive's own account or the account of any other person
(i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of the Employer at any time during the Employment Period or in any manner induce or attempt to induce any employee of the Employer to terminate his employment with the Employer; or (ii) at any time during the Employment Period and for three years thereafter, interfere with the Employer's relationship with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of the Employer; or

(d) at any time during or after the Employment Period, disparage the Employer or any of its shareholders, directors, officers, employees, or agents.

For purposes of this Section 8.2, the term "Post-Employment Period" means the one-year period beginning on the date of termination of the Executive's employment with the Employer.

If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

The period of time applicable to any covenant in this Section 8.2 will be extended by the duration of any violation by the Executive of such covenant.

The Executive will, while the covenant under this Section 8.2 is in effect, give notice to the Employer, within ten days after accepting any other employment, of the identity of the Executive's employer. The Employer may notify such employer that the Executive is bound by this Agreement and, at the Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

9. GENERAL PROVISIONS
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9.1 INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief. Without limiting the Employer's rights under this
Section 9 or any other remedies of the Employer, if the Executive breaches any of the provisions of Section 7 or 8, the Employer will have the right to cease making any payments otherwise due to the Executive under this Agreement.

9.2 COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT COVENANTS

The covenants by the Executive in Sections 7 and 8 are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, the Employer would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer.

The Executive's covenants in Sections 7 and 8 are independent covenants and the existence of any claim by the Executive against the Employer under this Agreement or otherwise, will not excuse the Executive's breach of any covenant in Section 7 or 8.

If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Sections 7 and 8.

9.3 REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

9.4 OBLIGATIONS CONTINGENT ON PERFORMANCE

The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder.

9.5 WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

9.6 BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

9.7 NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses, e-mail addresses and facsimile numbers as a party may designate by notice to the other party.

9.8 ENTIRE AGREEMENT; AMENDMENTS

This Agreement, and the option agreements issued in connection herewith, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

9.9 GOVERNING LAW

This Agreement will be governed by the laws of the State of Colorado without regard to conflicts of laws principles.

9.10 JURISDICTION

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of Colorado County of Denver, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

9.11 SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

9.12 SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.13 COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

9.14 WAIVER OF JURY TRIAL

THE PARTIES HERETO HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

EMPLOYER:


By: /s/                                       /s/
    ---------------------------               ---------------------------
    Its Chief Executive Officer               Executive

                                    EXHIBIT A
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                                  JABBER, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT
                        UNDER THE 2000 STOCK OPTION PLAN

     This Nonstatutory Stock Option Agreement (the "Agreement") is entered into by and between Jabber, Inc. (the "Company") and Gwenael Hagan (the "Employee"), effective this 1st day of August, 2001.

     The Company hereby grants to the Employee an option (the "Option") under the Jabber, Inc. 2000 Stock Option Plan (the "Plan") to purchase 210,000 shares of the Company's common stock ("Stock") under the following terms and conditions.

1. Non-Statutory Stock Option. The Option shall be a Non-Statutory Stock Option, as defined in the Plan.

2. Purchase Price. The purchase price of the Stock is $1.00 per share which is not less than the Fair Market Value of the Stock on the date of this Agreement.

3. Period of Exercise. The Option will expire on the seventh anniversary of the effective date (the "Expiration Date") of this Agreement. The Option may be exercised only while the Employee is actively employed by the Company (or a Subsidiary Corporation or Parent Corporation, if any, of the Company) and as provided in Section 6, relating to termination of employment.

4.   Vesting.

     4.1  Vesting Schedule. The Option will vest as follows:

          (a) None of the shares of Stock underlying this Option shall be vested and exercisable until the first anniversary of the date of this Agreement, and then only as set forth herein; and

          (b) On each of the first, second and third anniversaries of the date of this Agreement, one-third of the shares of Stock underlying this Option shall vest and become exercisable.

          Notwithstanding the foregoing provisions of this Section 4.1 and subject to the following sentence, the Option granted hereunder will become fully exercisable and vested in the event of a "Change in Control." If the Company and the other party to the transaction constituting a Change in Control agree that the transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the transaction in fact is so treated, then the acceleration of exercisability will not occur to the extent that the Company's independent accountants and the other party's independent accountants each determine in good faith that the acceleration would preclude the use of "pooling of interests" accounting.

     4.2 Definition of "Change In Control". For purposes of Section 4.1, a "Change in Control" means the happening of any of the following:

          (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation of, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 4.2(b); or

          (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

          (d) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934 ("Exchange Act"), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this section 4.2(d), the term "person" shall have the same meaning as when used in Section 13(d) and 14(d) of the Exchange Act but excludes (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent Corporation or Subsidiary Corporation; (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company; and
               (iii) any person having beneficial ownership of at least 50% of the total voting power represented by the Company's then outstanding voting securities on the date of the Option.

5. Transferability. The Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee.

6. Termination of Employment. Except as otherwise agreed to by the Company or the Employee in writing, in the event that the employment of the Employee with the Company (and any Parent Corporation or Subsidiary Corporation) is terminated, the Option may be exercised (to the extent exercisable at the date of termination) by the Employee within three months after the date of termination; provided, however, that:

     (a) If the Employee's employment is terminated because the Employee is disabled within the meaning of Code Section 422, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of termination).

     (b) If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of death) by the legal representative of the Employee or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

     (c) If the Employee's employment is terminated for cause as defined in that certain Employment Agreement between the Company and Employee dated August 1, 2001, the Option and the Employee's right to exercise the Option shall terminate immediately.

     (d) Notwithstanding the foregoing, in no event (including disability or death of the Employee) may the Option be exercised after the Expiration Date.

7. Leaves of Absences. For purposes of this Option, Employee's service does not terminate when Employee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. But Employee's service terminates when the approved leave ends, unless Employee immediately returns to active work.

8. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company (or any Parent Corporation or Subsidiary Corporation) to terminate the Employee's employment at any time.

9. Method of Exercise. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued, and in the event of an exercise under the terms of paragraphs 6(a) and 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee (or other purchaser under paragraphs 6(a) and 6(b) hereof) as soon as practicable after receipt of the notice. The certificate shall bear the following legends:

          "These shares have been purchased for investment within the meaning of the Securities Act of 1933 as amended ("Act") and applicable state securities laws, and they may not be sold, offered for sale, pledged, or otherwise transferred without an effective registration statement under the Act and applicable state securities laws or an opinion of counsel satisfactory to Jabber, Inc. (the "Company") to the effect that the proposed transaction will be exempt from registration.

          The Company will furnish without charge to each shareholder upon request a full statement of (1) the designations, preferences, limitations, and relative rights of the shares of each class or series of stock authorized to be issued by the Company, so far as they have been determined, and (2) the authority of the board of directors to fix and determine the relative rights and preferences of subsequent classes or series of stock.

          The securities represented by this certificate are also subject to additional restrictions on transfer, as set forth in the Non-Statutory Stock Option Agreement between the Company and Gwenael Hagan, dated as of August 1,

          2001, as may be amended from time to time, copies of which will be furnished by the Company or any successor thereto upon request and without charge."

10. Withholding. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by the Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to the Employee, or may require the Employee to remit to the Company an amount equal to such appropriate amounts.

11. Changes in Capitalization, Dissolution, Liquidation and Reorganization. The terms of this Agreement are subject to modification upon the occurrence of certain events as described in the Plan.

12. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), including the Company's initial public offering, the Employee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Stock acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Stock subject to the Market Stand-Off, the Company may impose stop-transfer instructions with respect to such new, substituted or additional securities until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 12.

13. Stockholders' Agreement. Any exercise of this Option is contingent upon the person exercising this Option agreeing to be bound by the terms of this Agreement, as amended from time to time. Employee agrees that in the event that Employee's employment by the Company (or any Subsidiary Corporation or Parent Corporation) is terminated for any reason prior to the Company's initial public offering, that the Company (or any Subsidiary Corporation or Parent Corporation) shall have the right and option exercisable at any time within one year of such termination of employment (but not after the Company's initial public offering), to repurchase any Stock acquired upon exercise of this Option at a purchase price equal to the greater of the price paid therefor by the Employee or the then fair value of the Stock as determined by the Company's Board of Directors.

14. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

15. Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

16. Compliance with the Code. The Option is intended to qualify as an "Non-Statutory stock option" under Code Section 422. If any provision of this Agreement is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Option being treated as an Non-Statutory stock option under the Code.

                                                     JABBER, Inc.


                                                     By
                                                        ------------------------
                                                     Its
                                                        ------------------------


                                                     EMPLOYEE:
                                                               -----------------

JABBER, INC.

             NOTICE OF EXERCISE OF NON-STATUTORY STOCK OPTION ISSUED
                        UNDER THE 2000 STOCK OPTION PLAN

To:      Stock Option Committee
         Jabber, Inc.
         1899 Wynkoop
         Suite 600
         Denver, CO  80202

     I hereby exercise my Option dated            ,        to purchase
                                       -----------  ------             -------
shares of common stock of the Company at the option purchase price of $
                                                                       --------
per share. Enclosed is a certified or cashier's check in the total amount of
$         , or payment in such other form as the Company has specified.
 ---------

     I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof and subject to the terms and conditions of the Option Agreement. I understand that my Stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

     I request that my shares be issued to me as follows:


                     ---------------------------------------
  (Print your name in the form in which you wish to have the shares registered)


                            ------------------------
                            (Social Security Number)


                               -------------------
                               (Street and Number)


                          -----------------------------
                          (City)   (State)   (Zip Code)

Dated:             ,       .
      -------------  ------


                                    Signature:
                                              -----------------------------